First Quarter 2012 Earnings Conference Call 15 February 2012 21 Exhibit 99.3 (Furnished herewith)

| 1st Quarter 2012 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 22

| 1st Quarter 2012 Earnings Conference Call 3 First Quarter Overview (in millions of dollars except per share amounts) Q1 2012 Q1 2011 Change Net Sales and Revenues $6,767 $6,119 +11% Net Sales $6,119 $5,514 +11% Net Income Attributable to Deere & Company $533 $514 +4% Diluted EPS $1.30 $1.20 +8% 23

| 1st Quarter 2012 Earnings Conference Call 4 First Quarter Overview Net Sales Equipment operations net sales: Up 11% in Q1 2012 vs. Q1 2011 Price realization: +4 points Currency translation: (1) point 24

| 1st Quarter 2012 Earnings Conference Call 5 2012 Company Outlook Second Quarter 2012 Forecast Net sales: Up ~ 15% vs. Q2 2011 Price realization: ~ +4 points Currency translation: ~ (3) points Fiscal Year 2012 Forecast Net sales: Up ~ 15% vs. FY 2011 Price realization: ~ +4 points Currency translation: ~ (3) points Previous forecast: Up ~ 15% vs. FY 2011 Price realization: ~ +4 points Currency translation: ~ +1 point Net income attributable to Deere & Company of ~ $3.275 billion Previous forecast ~ $3.2 billion Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 25

| 1st Quarter 2012 Earnings Conference Call 6 Worldwide Agriculture & Turf First Quarter Overview (in millions of dollars) Q1 2012 Q1 2011 Change Net Sales $4,724 $4,371 +8% Operating Profit* $574 $558 +3% Production Tonnage +5% Incremental Margin ~ 5% *Q1 2012 operating profit impacted by: Price realization Higher shipment volumes Increased production costs related to new products and engine-emission requirements Higher raw-material costs 26

| 1st Quarter 2012 Earnings Conference Call 7 U.S. Commodity Price Estimates Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) (dollars per bushel, except cotton, which is dollars per pound) 2010/11 Estimate 2011/12 Forecast Previous 2011/12 2012/13 Forecast Previous 2012/13 Corn $5.18 $6.00 $6.40 $5.30 $5.30 Wheat $5.70 $7.20 $7.40 $6.70 $6.60 Soybeans $11.30 $11.75 $13.00 $10.50 $11.25 Cotton $0.82 $0.88 $0.88 $0.75 $0.75 27

| 1st Quarter 2012 Earnings Conference Call 8 U.S. Farm Cash Receipts Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) (in billions of dollars) 2010 2011 Forecast Previous 2011 2012 Forecast Previous 2012 Crops $172.9 $207.6 $209.3 $200.4 $207.7 Livestock $141.4 $163.1 $163.1 $162.2 $157.2 Government Payments $12.4 $10.7 $10.7 $9.3 $9.3 Total Cash Receipts $326.7 $381.4 $383.1 $371.9 $374.2 28

(Yield in bushels per acre, except cotton, which is pounds per acre) Acres Planted (millions) Yield 2011/12 Projection 2012/13 Forecast 2011/12 Projection 2012/13 Forecast Corn 91.9 93.0 147.2 162.2 Wheat 54.4 56.0 43.7 45.2 Soybeans 75.0 75.5 41.5 44.3 Cotton 14.7 12.0 772 848 | 1st Quarter 2012 Earnings Conference Call 9 U.S. Acres Planted and Crop Yields Deere & Company Forecast as of 15 February 2012 29

| 1st Quarter 2012 Earnings Conference Call 10 Deere & Company Forecast as of 15 February 2012 Economic Update EU 27 Optimism continues in the Agricultural sector Farm business climate and mood remain at high levels Farm income expected to be above long-term average levels Grain, beef, and milk prices at attractive levels Demand for agricultural equipment strengthening Sovereign debt and fiscal issues concentrated in Southern Europe Not key agricultural markets Low levels of used equipment 30

| 1st Quarter 2012 Earnings Conference Call 11 Deere & Company Forecast as of 15 February 2012 Commonwealth of Independent States (CIS) Farm income and commodity markets expected to be stable in 2012, following a strong 2011 Third-party financing available Ongoing business optimism is leading to increased investments Especially in Russia and Kazakhstan India Farm income firm due to increased production and sustained exports Commodity prices expected to soften against 2011 but remain elevated due to strong demand Increased credit availability in the agricultural sector Impact of monsoon favorable for a good harvest Retail food market and food processing industry is growing China Healthy equipment demand continues Strong government support of agricultural mechanization Expect increased crop production in 2012 Economic Update Other Selected Markets 31

| 1st Quarter 2012 Earnings Conference Call 12 Climate Impact Brazil and Argentina Source: Planalytics December Several outbreaks of oppressive heat engulfed southern Brazil and Argentina Moderate to severe drought impacts January Hot, dry conditions dominated southern Brazil and Argentina Harvest in N. Brazil hampered by wet conditions February Improved moisture in some regions Corn and bean production cut Harvest and second crop corn planting in Mato Grasso impeded by wet weather % Normal Precipitation Middle South America December 2011 32

Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2012 U.S. and Canada Ag: Up ~ 10% Previous forecast: Up 5-10% EU 27 Ag: Flat to up 5% Previous forecast: Flat CIS countries Ag: Considerably higher Previous forecast: Moderately higher after rising substantially in 2011 Asia Ag: Increase moderately Previous forecast: Up strongly again in 2012 South America Ag: Flat to down 5% Previous forecast: Flat U.S. and Canada turf and utility equipment: Up slightly No change from previous forecast Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 33

| 1st Quarter 2012 Earnings Conference Call 14 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2012 Forecast Net sales: Up ~ 15% Currency translation: ~ (3) points Previous forecast: Up ~ 15% Currency translation: ~ +1 point Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 34

| 1st Quarter 2012 Earnings Conference Call 15 Worldwide Construction & Forestry First Quarter Overview (in millions of dollars) Q1 2012 Q1 2011 Change Net Sales $1,395 $1,143 +22% Operating Profit* $124 $88 +41% Production Tonnage +26% Incremental Margin ~ 14% *Q1 2012 operating profit impacted by: Higher shipment volumes Price realization Higher raw-material costs 35

U.S. Economic Indicators 2012 Forecast GDP Growth (annual percentage rate) +2.0% Housing Starts (thousands) 726 Non-Residential Spending Growth (annual percentage rate)* +1.7% Government Spending Growth (annual percentage rate)* -5.8% | 1st Quarter 2012 Earnings Conference Call 16 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – February 2012 * Change from prior year in real dollars Fiscal Year 2012 Forecast Net sales: Up ~ 18% Currency translation: ~ (1) point Previous forecast: Up ~ 16% Currency translation: ~ +1 point Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 36

| 1st Quarter 2012 Earnings Conference Call 17 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio * Annualized provision for credit losses as of 31 January 2012 37

| 1st Quarter 2012 Earnings Conference Call 18 Worldwide Financial Services First Quarter 2012 Net income attributable to Deere & Company $119 million in Q1 2012 vs. $118 million in Q1 2011 Fiscal Year 2012 Forecast Net income attributable to Deere & Company of ~ $460 million Previous forecast: ~ $450 million Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 38

| 1st Quarter 2012 Earnings Conference Call 19 Consolidated Trade Receivables & Inventory (in millions of dollars) Q1 2012* Actual 2012** Forecast 2012** Previous Forecast A&T $1,115 $75 $125 C&F $480 $75 $175 Total, as reported $1,595 $150 $50 Total, constant exchange $1,690 $375 $75 * Change at 31 January 2012 vs. 31 January 2011 ** Change at 31 October 2012 vs. 31 October 2011 Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 39

| 1st Quarter 2012 Earnings Conference Call 20 Material Costs and Freight Equipment Operations First Quarter 2012 Up ~ $130 million vs. Q1 2011 Fiscal Year 2012 Forecast Up $400-$500 million vs. FY 2011 Agriculture & Turf $350-$400 million Construction & Forestry $50-$100 million Previous forecast: Up ~ $500 million vs. FY 2011 Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 40

| 1st Quarter 2012 Earnings Conference Call 21 Research & Development Expense Equipment Operations First Quarter 2012 Up ~ 16% vs. Q1 2011 Fiscal Year 2012 Forecast Up ~ 12% vs. FY 2011 Currency translation: ~ (2) points Previous forecast: Up ~ 10% vs. FY 2011 Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 41

| 1st Quarter 2012 Earnings Conference Call 22 Selling, Administrative & General Expense Equipment Operations First Quarter 2012 Up ~ 7% vs. Q1 2011 Growth: ~ +6 points Fiscal Year 2012 Forecast Up ~ 10% vs. FY 2011 Growth: ~ +4 points Currency translation: ~ (2) points Previous forecast: Up ~ 10% vs. FY 2011 Growth: ~ +4 points Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 42

Deere Use-of-Cash Priorities | 1st Quarter 2012 Earnings Conference Call 23 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 43

| 1st Quarter 2012 Earnings Conference Call 24 Continued Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * Previous forecast: ~ $3.6 billion Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) $ Billions ~ 44

Global Expansion
Major Equipment Factory Investments



Waterloo, IA, USA
A&T Division
•Foundry
Davenport, IA, USA
C&F Division
•Articulated Dump Trucks
•4WD Loaders
•Motor Graders
•Skidders
•Wheeled Feller Bunchers
Domodedovo, Russia
A&T and C&F Division
•Tractors
•Combine Harvesters
•Combine Front-End Equipment
•Backhoes, Loaders, Graders
•Skidders, Log Forwarders
Orenburg, Russia
A&T Division
•Seeding Equipment
•Tillage Equipment
•Spraying Equipment
Waterloo, IA, USA
A&T Division
•Ag Tractors
Harbin, China
A&T Division
•Combine Front-End Equipment
•Tractors
•Planters
•Sprayers
•Irrigation Products
Des Moines, IA, USA
A&T Division
•Spraying Equipment
•Cotton Harvesting Equipment
•Tillage Equipment
•Seeding Equipment
Tianjin (TEDA), China
C&F Division
•4WD Loaders
•Excavators
Rosario, Argentina
A&T and
John Deere Power Systems
•Engines
•Tractors
•Combines
Tianjin (TEDA), China
John Deere Power Systems
•Engines
Indaiatuba, Brazil
C&F Division
•Backhoe Loaders
•4WD Loaders
Indaiatuba, Brazil (JV)
C&F Division
•Excavators
Pune, India
A&T
•Engines
•Transmissions
•Tractors
Dewas, India
A&T Division
•Tractors
New Factories
Major Expansions or Modernizations

25 | 1st Quarter 2012 Earnings Conference Call

45

JOHN DEERE

| 1st Quarter 2012 Earnings Conference Call 26 Appendix 46

| 1st Quarter 2012 Earnings Conference Call 27 Production Tonnage *Percentage change from same period in previous year, excluding purchased product Deere & Company Forecast as of 15 February 2012 (Previous Forecast revised as of 15 February 2012) Approximate % Change* Q1 2012 Actual Q1 2012 Previous Forecast (Revised) Q2 2012 Forecast FY 2012 Forecast FY 2012 Previous Forecast (Revised) Total Worldwide +8 +13 +10 +12 +7 Worldwide A&T +5 +12 +11 +12 +8 Worldwide C&F +26 +18 +6 +10 +7 U.S. and Canada +2 +1 +6 +10 +3 Outside U.S. and Canada +19 +35 +18 +15 +14 U.S. and Canada A&T -4 -3 +5 +9 +2 47

| 1st Quarter 2012 Earnings Conference Call 28 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 7% less than the industry Row-Crop Tractors 2% ~ flat 4WD Tractors 29% more than the industry Combines 43% more than the industry January 2012 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 January – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2012 2011 Row-Crop Tractors 16% 16% Combines 5% 11% 48

| 1st Quarter 2012 Earnings Conference Call 29 January 2012 Retail Sales EU 27 Deere* Tractors a low single digit Combines double digits U.S. and Canada Deere* Selected Turf & Utility Equipment ~ flat * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt double digits Settlements double digits 49

| 1st Quarter 2012 Earnings Conference Call 30 Income Taxes Equipment Operations First Quarter 2012 Effective tax rate: ~ 34% Fiscal Year 2012 Forecast Projected effective tax rate: 33-35% No change from previous forecast Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 50

| 1st Quarter 2012 Earnings Conference Call 31 Other Information Equipment Operations Fiscal Year 2012 Forecast Capital Expenditures: ~ $1.3 billion Previous forecast: $1.2 - $1.3 billion Depreciation and Amortization: ~ $650 million No change from previous forecast Pension/OPEB Contributions: ~ $450 million No change from previous forecast Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 51

| 1st Quarter 2012 Earnings Conference Call 32 Share Repurchase As Part of Publicly Announced Plans Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 YTD 4.9 $0.4 Cumulative cost of repurchases 2004-1Q2012: ~ $8.0 billion Amount remaining on May 2008 authorization of $5 billion: ~ $3.7 billion 31 January 2012 period ended shares (basic): ~ 401.8 million (diluted): ~ 406.3 million Shares repurchased 2004-1Q2012: ~ 145.4 million Average repurchase price 2004-1Q2012: $54.86 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-1Q2012 52

| 1st Quarter 2012 Earnings Conference Call 33 Worldwide Financial Services 2012 Unsecured Term Debt Maturities* * Maturities as of 31 January 2012 $ Millions 53

| 1st Quarter 2012 Earnings Conference Call 34 Sources and Uses of Cash Fiscal 2004–2011 Equipment Operations (1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents Source: Deere & Company SEC filings ~58% of cash from operations returned to shareholders (1) $3,188 54

U.S. Farm Prices | 1st Quarter 2012 Earnings Conference Call 35 Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 15 February 2012 55

| 1st Quarter 2012 Earnings Conference Call 36 World Farm Fundamentals Global Stocks-To-Use Ratios Corn Wheat Soybeans Source: USDA - 9 February 2012 Cotton 56

| 1st Quarter 2012 Earnings Conference Call 37 U.S. Net Farm Cash Income (in billions of dollars) 2010 2011 Forecast Previous 2011 2012 Forecast Previous 2012 Total Cash Receipts $326.7 $381.4 $383.1 $371.9 $374.2 Other Cash Income $18.3 $19.5 $18.6 $22.0 $23.0 Gross Cash Income $345.0 $400.9 $401.7 $393.9 $397.2 Cash Expenses ($252.7) ($286.2) ($286.0) ($290.0) ($288.0) Net Cash Income $92.3 $114.7 $115.7 $103.9 $109.2 Deere & Company Forecast as of 15 February 2012 (Previous Forecast as of 23 November 2011) 57

Deere’s second quarter 2012 conference call is scheduled for 9:00 a.m. central time on Wednesday, May 16, 2012 58